Exhibit 99.1

 A Fully-Integrated Biopharmaceutical Company Focused on Fibrosis, Inflammatory Diseases and Cancer

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. (“Gyre”) and its subsidiaries, including Cullgen Inc. (“Cullgen”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including Gyre’s ability to leverage China operations for discovery, validation and development of therapeutics, clinical development plans, anticipated timelines and milestones of CG923308, F528, CG620953, F351, CG001419, CG009301, and ETUARYTM, including anticipated regulatory submissions and approvals, and the potential therapeutic benefits, efficacy, safety and differentiation of such product candidates, and market size and commercial opportunity estimates. Gyre or Cullgen’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre or Cullgen’s products and markets, the safety, efficacy and clinical benefits of Gyre or Cullgen’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre or Cullgen’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre or Cullgen’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance and financial position of Gyre; the synergies that may be achieved between Gyre and Cullgen; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of the combined company, including for the treatment of fibrosis, pain and solid tumors; the risk/benefit profile of the product candidates of the combined company; expectations regarding Gyre or Cullgen’s research and development efforts, including timing of initiation of Phase 2 trials for the product candidates of the combined company; Gyre or Cullgen’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre and Cullgen’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre or Cullgen’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Each of Gyre and Cullgen cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or Cullgen or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre and Cullgen have no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.   Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre or Cullgen’s own internal estimates and research. While each of Gyre and Cullgen believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre or Cullgen’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains, trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  Forward-looking Statements

Gyre Therapeutics (Nasdaq: GYRE): At-A-Glance

Following Recent Acquisition of Cullgen

Pipeline ranges from discovery stage to marketed products with programs covering multiple therapeutic areas including fibrosis, inflammatory diseases and cancer

~740 Employees WW

~170	R&D
~85	Manufacturing
~370	Sales & Marketing
~115	G&A

Combined entity intends to **leverage established and cost-efficient China operations** for accelerated discovery, early validation, and development of next generation therapeutics based on degraders and DACs



San Diego, CA
Corporate HQ - G&A, Clinical Development







Beijing, China
Manufacturing, Clinical Development and Commercialization



Shanghai, China
Drug Discovery, Clinical Development

Gyre THERAPEUTICS

3

Fibrosis, Inflammatory Diseases, Cancer Portfolio Based on US-China Innovation

IND Enabling	Phase 1	Phase 2	Phase 3	NDA Filed	Marketed
CG620953 TYK2/JAK1 Degrader for Inflammatory Diseases	**F351 (hydronidone)** MASH-Associated Liver Fibrosis		**ETUARY™ (pirfenidone)** Pneumoconiosis Line Extension	**F351 (hydronidone)** CHB-associated Liver Fibrosis	**ETUARY™ (pirfenidone)** Idiopathic Pulmonary Fibrosis (IPF)
CG923308 CDK2/Cyclin E Degrader for Solid Cancers			**ETUARY™ (pirfenidone)** Radiation Induced Lung Injury (Phase 2/3) Line Extension		
F528 Chronic Obstructive Pulmonary Disease (COPD)					

Degrader

China Innovation and Validation Engine: Driving Strategic Value and Efficiency


New Molecule Discovery and Optimization
Inflammatory Diseases
Cancer
Pain
Others
Clinical Validation
Target Validation

Efficient and cost-effective operations accelerate new pipeline development and indication expansion

Gyre THERAPEUTICS

4

 Gyre’s ETUARY™ is the Market Leader of Pirfenidone for Treatment of Organ Fibrosis

 First Product ETUARY™ Demonstrates Gyre’s Capability from Innovation to Commercialization and Managing Life Cycle of Innovative Drugs  Third party pirfenidone sales outside of China fell substantially during same period and never recovered due to generic competition.  Upcoming line extensions for ETUARY™ are expected to catalyze sales growth

Promising Preclinical and Clinical Results for Two ETUARY™ Line Extensions
Potential to Drive Market Expansion

A. Preclinical studies demonstrate efficacy of Etuary™ in treating pneumoconiosis[1]



Silica intratracheal instillation
PFD or BIBF
intragastric administration
Euthanize
0
6
7
8
9
10
(Week)
Lung function
Pathology
Molecular biology

Operating Lung Volume



IC (mL)
ns
#
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF

Gross Vital Capacity



FVC (mL)
#
ns
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF

Airway Resistance / Flow



FEV100 (mL)
ns
#
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF

B. A phase 2 trial demonstrates efficacy of Etuary™ in treating radiation-induced lung injury (RILI)[2]

Gas Transfer Efficiency



Worsening
P=0.001 at 24 week
LS mean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 56 49 39 37
Control group 63 62 55 45 48

Airway Resistance / Flow



Worsening
P=0.003 at 24 week
LSmean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 58 51 40 38
Control group 63 62 55 46 50

Gross Vital Capacity



Worsening
P=0.034 at 24 week
LSmean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 58 51 40 38
Control group 63 62 55 46 50

Gyre THERAPEUTICS

Ref 1. Bai et al. (2025) https://pubmed.ncbi.nlm.nih.gov/39546810/
Ref 2. Hou et al (2025) https://pubmed.ncbi.nlm.nih.gov/41207313/

BIBF: nintedanib; DLCO: Diffusing Capacity of the Lung for Carbon Monoxide; IC: Inspiratory Capacity; FEV: Forced Expiratory Volume; FVC: Forced Vital Capacity; PFD: Pirfenidone; Si: Silicosis

7

 F351 (hydronidone) A Next Generation Liver Fibrosis Therapy

F351 (hydronidone): An NDA Stage Next-Generation Fibrosis Therapy

Primary Indication	Liver fibrosis caused by Chronic Hepatitis B (CHB) and Metabolic dysfunction-Associated Steatohepatitis (MASH)
Summary	Next-Generation Pirfenidone: An Antifibrotic Agent with Enhanced Potency, Improved Safety, and Favorable Metabolism.
Clinical Rationale	F351 modulates the Smad7-TGF-β and p38γ signalling pathways, preventing the activation of hepatic stellate cells (HSCs)—the primary drivers of collagen deposition and fibrotic scarring in the liver. ***F351 will be positioned as a complementary therapy to agents targeting metabolic drivers of fibrosis such as agonists of GLP-1 and THR-β receptors and FGF21 analog.***
Current Status	Phase 3 trial of CHB-associated liver fibrosis was completed in China; Last patient completed treatment Oct 2024; Reported positive topline data in Q2 2025 — met primary endpoint. NDA accepted by NMPA in May 2026
Regulatory	Breakthrough Therapy designation from NMPA (March 2021) for CHB-induced liver fibrosis by NMPA and CDE. U.S. IND for MASH filed, with anticipated Phase 2 start in 2027.
Opportunity	China: Largest burden of hepatitis B world-wide, with an estimated 79 – 86 million cases of chronic HBV infections[1] USA: 14.9 million MASH patients in 2020 and increases to 23.2 million by 2050[2]

F351 Upregulates Smad7, Downregulates TGF-β receptor I, and Reduces Collagen Secretion[3,4]



TGFβ - - - + + +
F351 (μM) 0 200 400 0 200 400
Smad7
GAPDH
Relative remaining TGFβR1 (%)
120
100
80
60
40
20
0
0 4 8 12
Time after CHX chase (hrs)
Control
F351 + shSmad7
F351
F351 + shControl
Type I collagen (μg/ml)
FFA+TGFβ
F351 (μM)
10
1000

F351 Development Highlights

Phase 1 China & USA
- ✓ Well tolerated as a single agent and upon repeated oral dosing, with no SAEs reported.
- ✓ Consistent safety and PK profile in US trial

Phase 2 China
- ✓ Met primary endpoint of improvement of liver fibrosis score (Ishak decrease of ≥1 point)
- ✓ Good tolerability
- ✓ The 90 mg/tid dose selected for Phase 3

Phase 3 China
- ✓ Positive Phase 3 topline results in CHB-associated liver fibrosis.
- ✓ NDA accepted by China NMPA in May 2026

Gyre THERAPEUTICS

1. https://pmc.ncbi.nlm.nih.gov/articles/PMC11806133/
2. https://pubmed.ncbi.nlm.nih.gov/39821400/
3. Xu et al (2023) PMID:37641479
4. Internal unpublished results

9

 F351 Phase 3 Results Demonstrate New Global Potentialin Liver Fibrosis and Cirrhosis     ≥1-stage fibrosis regression at Week 52:  F351: 52.85% (n=123) vs.   Placebo: 29.84% (n=124)  Delta: 23.01%  p = 0.0002 (ITT1 analysis with central blinded pathology review)  Consistent with fibrosis regression rates observed in Phase 2  Primary Endpoint Met with High Statistical Significance  ≥1-grade inflammation improvement without fibrosis progression at Week 52:   F351: 49.57% (n=123) vs.   Placebo: 34.82% (n=124)  Delta: 14.75%  p = 0.0246  Reinforces anti-inflammatory activity  Key Secondary Endpoint   Reduction in Liver Inflammation  Favorable SafetyProfile  ≥1-stage fibrosis regression at Week 52:  F351: 52.85% (n=123) vs.   Placebo: 29.84% (n=124)  Delta: 23.01%  p = 0.0002 (ITT1 analysis with central blinded pathology review)  Consistent with fibrosis regression rates observed in Phase 2  NDA accepted by NMPA in May 2026  Breakthrough Therapy Designation Priority Review of NDA   (China NMPA, 2021, 2026)

U.S. MASH Fibrosis Market Provides Significant Opportunity for F351
China First Strategy Provides Accelerated POC


Forecasted Market Size of MASH Fibrosis Therapies in the USA ($M USD)
42% CAGR
(2025 – 2032)
$479
$728
$1,109
$1,740
$2,481
$3,310
$4,247
$5,462
2025
2026
2027
2028
2029
2030
2031
2032

- Current U.S. MASH prevalence is estimated at ~14 million[1]
- MASH represents tremendous growth opportunity due to very low current MASH diagnosis rate (5-10%)
- Rising obesity and diabetes increase MASH progression via liver inflammation

USA MASH Therapeutics Sales forecast from Evaluate Pharma as of 5-13-2026
Assumes 50% of all MASH patients progress to MASH fibrosis (Stage ≥ F2) based on Luthra & Sheth (2025).
1 Le et al. (2025) JAMA; AJMC; MASH Awareness; Estes et al. (2018) AASLD; L.E.K. interviews

Gyre THERAPEUTICS

11

 Promising Path for FutureGrowth:  Targeted Protein Degraders (TPDs) and Degrader-Antibody Conjugates (DACs) Pipeline  CDK2 - Cyclin E Dual-Degrader for Solid Tumors  TYK2 - JAK1 Dual-Degrader for Inflammatory Diseases

 13  CDK2 - Cyclin EDual-Degraderfor Solid Tumors

Hyperactivation of the CDK2–Cyclin E Complex Drives Solid Tumor Progression and Confers Resistance to Breast Cancer Therapy

A. CDK2-cyclin E promotes cell proliferation and cancer development



Cyclin B
CDK1
G_0
Cyclin D
CDK4/6
M
Cyclin A
CDK1
G_2
G_1
S
Cyclin A
CDK2
Cyclin E
CDK2

Cell proliferation

Cancer development

CDK2-cyclin E dual degrader blocks feedback induction of cyclin E by CDK2 inhibition and achieves sustained suppression of cell proliferation

B. Cyclin E is frequently amplified across multiple cancer types



Cyclin E amplification
Frequency (%)
30
20
10
0
Ovarian Epithelial Tumor
Endometrial Cancer
Esophagogastric Cancer
Breast Cancer
Bladder Cancer
Hepatobiliary Cancer
Pancreatic Cancer
Non-Small Cell Lung Cancer

Analyzed by cbioportal (TCGA, PanCancer)

D. Diverse CDK4/6i resistance converge on activation of CDK2/cyclin E



[1, 4, 5] CCNE1 overexpression
[2,4] CCNE1/2 amplification
[2,5] Rb loss
[3] PTEN loss
[2] PI3K upregulation
[4] MYC overexpression
CDK2-cyclin E1 Degraders
CDK2/ cyclin E
CDK4/6i Resistance

[1] Turner NC (2019) *J Clin Oncol*. PMID: 30807234
[2] Herrera-Abreu MT (2016) *Cancer Res*. PMID: 27020857
[3] Costa C (2020) *Cancer Discov*. PMID: 31594766
[4] Freeman-Cook (2021) *Cancer Cell*. PMID: 34520734
[5] Wander SA (2020) *Cancer Discov*. PMID: 32404308

C. Elevated cyclin E1 and E2 expression correlates with poor patient survival and therapy resistance

CCNE1 amplification correlates with poor survival in ovarian cancer patients[1]



CCNE1 diploid
CCNE1 amplified
Patient Survival
Months Survival

CCNE2 overexpression correlates with resistance to endocrine therapy in breast cancer[2]



p = 3e-08
CCNE2 mRNA low (n=275)
CCNE2 mRNA high (n=275)
Overall Survival (% patients)
1.0
0.8
0.6
0.4
0.2
0.0
0
7
14
20
Years

High CCNE1 expression is associated with resistance to CDK4/6 inhibitor in breast cancer[3]



PFS (%)
100
80
60
40
20
0
0
5
10
15
20
Time (months)
PALOMA-3 trial (n = 302)
Cyclin E1 Fulvestrant +
Low Palbociclib (n = 103, mPFS: **14.1 m**)
High: Palbociclib (n = 91, mPFS: **7.6 m**)
Low Placebo (n = 48, mPFS: 4.8 m)
High: Placebo (n = 60, mPFS: 4.0 m)

1. TCGA (2011) *Nature* PMID: 21720365; 2. Milioli et al. (2020) *Endocr Relat Cancer* PMID: 32061162; 3. Freeman-Cook (2021) *Cancer Cell* PMID: 34520734

Gyre THERAPEUTICS

14

CDK2-Cyclin E Degrader for Treating *CCNE1*-amplified Solid Tumors and Breast Cancer Resistant to CDK4/6 Inhibitors; IND Anticipated Q1 2027

A. Deletion of CDK2/E1 re-sensitizes CDK4/6i-resistant cells to CDK4/6i[1,2]



% Increase BrdU Incorporation Palbo 65nM
% Increase BrdU Incorporation Palbo 150nM
MCF7
T47D
MCF-7pR/ vehicle
MCF-7pR/ Palbo
Relative BrdUrd Incorporation
***
siCON2
siCyclin D1
siCyclin E2
siCyclin E1
siCDK2

1. Freeman-Cook (2021) *Cancer Cell* PMID: 34520734; 2. Herrera-Abreu et al (2016) *Cancer Res* PMID: 27020857

C. Discovery of selective CDK2 - cyclin E dual degraders



CCNE1-amp Gastric MKN1
CG923308 (nM, 24 h)
0 1 3 10 30 100
CCNE1-amp Ovarian OVCAR3
CG923308 (nM, 24 h)
0 3 10 30 100 300
CCNE1-amp TNBC HCC1599
CG923308 (nM, 24 h)
0 1 3 10 30 100
CDK2
Cyclin E1
Cyclin E2
p-Rb
β-actin

B. Target product profile

Indication	Solid tumors with *CCNE1* amplification (CCNE1amp); HR+/HER2- breast cancer with CDK4/6i resistance;
Patient Population	Estimated in the US for 2024 by ACS (cancer.org) and cbioportal analysis of TCGA database **CCNE1amp solid cancer: >25,000 new cases/year** • Ovarian cancer (19,680 new cases, 19% CCNE1amp) • Endometrial cancer (67,880 new cases, 10.8% CCNE1amp) • TNBC (62,144 new cases, 10.7% CCNE1amp) • Esophagogastric cancer (49,260 new cases, 10.1% CCNE1amp) • Non-small-cell lung cancer (187,664 new cases, 4% CCNE1amp) **HR+HER2- metastatic breast cancer with CDK4/6i resistance: ~25,000 patients/year** • (310,720 new cases of breast cancer, 73% are HR+, 20-30% with metastatic disease; 40-50% progression rate)
Current SOC (US)	• Chemotherapy/ADCs • Hormone therapy (ovarian, breast) • Immunotherapy (breast, esophagogastric) • Targeted therapy (e.g. CDK4/6i, HER2 mAb, PARPi)
Unmet Clinical Needs	• Chemo/ADCs/hormone/targeted therapy: drug resistance, side effects • Immunotherapy: low response rate as monotherapy
Clinical Position	• Solid tumors with CCNE1amp • Breast cancer with CDK4/6i resistance
Biomarker	• CCNE1amp • CDK4/6i resistant
Proof-of-concept Study	Phase 1a/1b with expansion cohorts in CCNE1amp ovarian, endometrial, TNBC, esophagogastric cancer as monotherapy; Phase 1a/1b with expansion cohorts in CDK4/6i resistant HR+ breast cancer as monotherapy;

Gyre THERAPEUTICS

15

 CDK2-Cyclin E Degrader Demonstrates Greater In Vivo Anti-Cancer Efficacy Than Phase 2/3 CDK2 Inhibitors in CDX and PDX Models     All doses were well tolerated in animals, with no significant body weight loss observed during the studies   B. CCNE1-amp MKN1 Gastric CDX  C. CCNE1-amp HCC1599 TNBC CDX  A. CCNE1-amp OVCAR3 Ovarian CDX  F. Rb-deficient, CDK4/6i-resistant Breast PDX   E. Chemo-resistant CCNE1-amp TNBC PDX  D. CCNE1-amp HCC1569 Breast CDX

 17  TYK2 - JAK1Dual-Degraderfor Inflammatory Diseases

Dual Targeting of TYK2 and JAK1 for Autoimmune Diseases, Focus on Systemic Lupus Erythematosus and Rheumatoid Arthritis

A. TYK2/JAK - STAT signaling



Type I IFN:
IFN-α, IFN-β,
IFN-ε, IFN-κ
or IFN-ω
IFNAR1
IFNAR2
Type II IFN:
IFN-γ
IFNGR1
IFNGR2
Plasma membrane
TYK2
JAK1
JAK1
JAK2
P
STAT1 or STAT2
STAT1
STAT2
STAT1
STAT1
STAT1
IRF9
STAT2
STAT1
IRF9
Transcription
STAT1
STAT1
Transcription
ISRE
GAS
AGTTTCNNTTCNC/T
TTC/ANNNG/TAA
Nucleus

Platanias, LC. (2005) *Nat Rev Immunol* PMID:15864272

B. SLE Mechanism



Factors
Genetic
Environmental
Immuno-regulatory
Hormonal
Epigenetic
Immune complexes
Antibodies
Cytokines
T cells
Organ damage
Kidney
Skin
Lungs
Brain
Heart

Tsokos GC.(2011) *NEJM* PMID: 22129255

C. RA Mechanism



Liver
Acute-phase response (CRP)
Iron redistribution (hepcidin)
Lipid particles altered
Proinflammatory HDL phenotype
Total cholesterol decreased
Small LDL increased
Blood vessels
Atherogenesis
Myocardial infarction
Stroke
Complement immune complexes
Interleukin-6
TNF-α
Interleukin-6
Fat
TNF-α
Interleukin-6
Free fatty acid
Adipocytokines
TNF-α
Interleukin-1
TNF-α
Interleukin-6
Interleukin-1
Brain
SERT
HPA axis
Low stress tolerance
Depression
Muscle
Insulin resistance
TNF-α
RANKL
Dkk-1
Bone
Low bone mineral density
Fractures

McInnes & Schett (2011) *NEJM* PMID: 22150039

Significant Opportunity	
	• 125,000,000 psoriasis patients worldwide[1] • 18,000,000 rheumatoid arthritis patients worldwide[2] • ~204,000 lupus patients in the US in 2018[3]

1. https://www.psoriasis.org/psoriasis-statistics/
2. https://www.who.int/news-room/fact-sheets/detail/rheumatoid-arthritis
3. https://www.niams.nih.gov/health-topics/lupus/basics/symptoms-causes

Gyre THERAPEUTICS

18

CG620953 Demonstrates Superior Efficacy in Preclinical Models of Lupus and Rheumatoid Arthritis (RA)

A. CG620953 is effective in a mouse model of systemic lupus erythematosus (SLE)



Survival rate
Percent survival
Days after treatment initiation
Control (MRL/MpJ mice)
Model (MRL/MpJ-Fas (lpr) mice)
Vehicle
CG620953,10 mpk/po/qd
CG620953,30 mpk/po/qd
CG620953,60 mpk/po/qd
Deucravacitinib



Dorsal skin lesion score
*P≤0.05, **P≤0.01, ****P≤0.0001 vs Model group
Nose lesion score
Control
Lupus model
10mpk
30mpk
60mpk
CG620953 (qd, po)
Deucravacitinib (10 mpk, qd, po)



Kidney injury histopathology score
Kidney histopathological Score
Control
Vehicle
Lupus model
10mpk
30mpk
60mpk
CG620953 (qd, po)
Deucravacitinib (10 mpk, qd, po)

B. CG620953 shows efficacy in a rat model of rheumatoid arthritis



Joint thickness
Joint thickness (mm)
Days after treatment initiation
Hinder Paw Edema
Plantar thickness (mm)
Days after treatment initiation
Model
CG620953
Tofacitinib
Sham

C. Targeted protein degradation in RA model



Rat PBMC (1 month dosing)
Control
CG620953
TYK2
JAK1
β-actin

Gyre THERAPEUTICS

19

 Leveraging China Innovation Advantages to Advance Pipeline Products

Gyre's China Innovation and Validation Engine Provides Ability to Leverage China's Unique Ecosystem Pillars

	Drug Discovery Capabilities	Streamlined Clinical Enrollment	Cooperative Regulatory Environment
China Ecosystem Opportunities	• Lower operational costs • Affordable STEM talent • Early-stage development up to 55% faster[1]	• Rapid enrollment (weeks vs. months)[1] • Dense urban clinical sites (Beijing, Shanghai, Guangzhou) • Treatment-naïve patient base[1]	• Similar IND approval speed as U.S. FDA • Priority review and breakthrough designation • Harmonization with int'l standards • NMPA reforms
Examples of Gyre Success	• Creation of >1,000 functional degraders each year since inception • DAC creation to NHP testing in as few as 3 months	• Established network of healthcare providers • ETUARY™ Phase 3 IPF study enrolled patients 3x faster than most recent Phase 3 IPF study in USA[2].	• F351 Breakthrough designation • F351 Priority Review status
	DISCOVERY	**CLINICAL**	**REGULATORY**

China Advantage:

Cost-effective Operations | **Speedy Timelines** | **International Standards**

Gyre THERAPEUTICS

1. ARC Group Insights – July 21, 2025
2. Comparison vs. Boehringer Ingelheim nerandomilast phase 3 study

21

 Degraders for Cancer andCancer-induced Bone Pain- TRK degrader (CG001419)- GSPT1 degrader (CG009301)

 Targeting TRK for Pain and Cancer  Cocco, Scaltriti & Drilon (2018) Nat Rev Clin Oncol PMID: 30333516  B. Activation of TRK in multiple solid tumors  A. TRK signaling pathways

 Clinical Development of CG001419 for Cancer     Future Data Points  Data from first 22 patients demonstrated no observed DLTs, treatment-related SAEs or grade ≥3 treatment related AEs.  Enrollment in Phase 1b (dose expansion portions) began Q1 2026.  RDE   Phase 1a Dose Escalation  1b Dose Expansion  Phase 2 Basket Trial  Dose level 1,   n =3~6  Dose level 2, n=3~6  Dose level 3, n=3~6  Dose level 4, n=3~6  “3+3”  Group 1: NTRK fusion w/o prior TRK-TKI  Group 2: NTRK fusion failed prior TRK-TKI  Group 3: NTRK point mutations  Group 4: NTRK gene amplification or overexpression  Dose #1, n=6~15  R2PD  Dose #2, n=6~15  Dose level 5, n=3~6  Dose level 6, n=3~6  Dose level 7, n=3~6

 Summary of CG001419 for Cancer     2  1  3  Clinical Strategy  Clinical Development Plan  Positioning and Differentiation  Exploratory study in cancer patients with NTRK amplification, overexpression and point mutations  A rational, step-wise, biomarker-driven Phase 1/2 study design with expansion cohorts to provide early efficacy readout and assess the safety, PK and PK/PD relationships in selected tumors  If successful, expected accelerated regulatory pathway toward early approval, including breakthrough designation  Early incorporation of biomarker strategy supports development of precision treatment and associated companion diagnostic (CDx)  First-in-Class, selective, oral TRK degrader for the treatment of adult cancer patients with NTRK gene abnormalities  Potential use in cancer patients with NTRK gene fusion who acquire resistance to prior TRK kinase inhibitors via NTRK mutations

NGF And TRK Are Key Mediators of Acute and Chronic Pain

A. Nerve growth factor (NGF) stimulates the TrkA signaling pathway to transmit pain to the central nervous system


NGF
TrkA
TrkA
1
1
NGF
382
382
TrkA

Injury / Inflammation

NGF-TRKA complex

Dorsal root ganglion (DRG)

Brain

B. TRKA mutations cause congenital insensitivity to pain and anhidrosis (CIPA)

Sequencing of a cohort 78 CIPA patients

Mutations identified in:	22 genes
Mutation in *TRKA*:	20 patients
Mutation in *NGF*:	2 patients
Mutation in *Nav1.7*:	22 patients
Other 19 genes:	34 patients

Indo et al (1996) *Nat Genet.* PMID: 8696348
Lischka et al (2023) *Brain* PMID: 37769650


NGF
NM_002506
NTRK1
NM_002529
c.524_525del
c.695_696del
c.2T>A
c.145C>T
c.605del
c.850del
c.1136T>A
c.1320del
c.1514T>A
c.1865del
c.1953_1954insT

C. Blocking NGF reduces cancer bone pain


A) Average pain
SC Placebo
SC Tanezumab 20 mg
LS mean (SE) change from baseline in daily average pain at the index bone metastasis cancer pain site
Weeks
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
1
2
4
6
8
12
16
24

Fallon et al. (2023) *Oncologists* PMID: 37343145

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26

Summary of Phase 1 PD, PK and Safety Study of CG001419

CG001419-101 (NCT06636500): a SAD/MAD/FE study in healthy subjects in Australia

- The surrogate PD assay demonstrated DC_{50} and DC_{90} values of 2.4 nM and 18.2 nM, respectively
- Single and multiple oral doses of CG001419 up to the highest dosing levels were safe and well tolerated by the healthy subjects
- In the SAD/FE of the study, 72.2% had a TEAE and in the MAD 83.9% had a TEAE
- Most TEAEs were considered mild or moderate at their maximum severity in both parts of the study. No Grade 4 (potentially life-threatening) TEAEs were reported
- The most frequently reported TEAEs by SOC were general disorders and administration site conditions. Since the drug was administered orally, these were likely due to blood collection procedures
- Following a single oral dose, the exposure to CG001419 increased in a dose-proportional manner
- The food-effect cohort demonstrated a higher systemic exposure under the fed condition
- For the MAD cohorts after multiple daily dosing for 7 days, exposure to CG001419, metabolite M2 and M8 increased in a less than dose-proportional manner


Patient plasma
GFP
TRKA
Reporter cell line


Degradation (%)
100
50
0
0.1
1
10
100
Concentrations of CG001419 (nM)
DC50=2.4 nM
DC90=18.2 nM


Single Ascending Dose (SAD) PK
Concentration (ng / mL)
Nominal Time (hours)
Dose level 1 (n = 6)
Dose level 2 (n = 5)
Dose level 3 (n = 12)
Dose level 4 (n = 6)
Dose level 5 (n = 6)
Dose level 6 (n = 6)


Multiple Ascending Dose (MAD) PK (Day 7)
Concentration (ng / mL)
Nominal Time (hours)
DC90
Dose level 3 (n = 6)
Dose level 4 (n = 6)
Dose level 5 (n = 6)
Dose level 6 (n = 6)

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27

CG001419: Differentiated as a Potential First in Class Non-Opioid Medicine for the Treatment of Pain

	Opioids	NSAIDs	Cebranopadol (Tris Pharma)	Journavx (Suzetrigine,VX-548) (Vertex)	VX-993 (Vertex)	LTG-001 (Latigo Bio)	STC-004 (SiteOne Therapeutics / Lilly)	CG001419 (Gyre Therapeutics)
Safety Concerns	Risk to develop dependency	GI issues, headache, dizziness	Nausea	-	-	-	-	-
Effective	✓	Moderate	Moderate	Moderate	Did not meet acute pain primary endpoint	TBD	TBD	✓ Preclinical studies
MOA	Neuron hyperpolarization	COX inhibitor	Dual-NMR (NOP and opiate receptor) agonist First-in-class	Nav1.8 inhibitor First-in-class	Nav1.8 inhibitor Fast-follower	Nav1.8 inhibitor Fast-follower	Nav 1.8 inhibitor Fast-follower	TRK degrader First-in-class
Non-addictive	Rapid development (< 5 – 14 days)	✓	TBD	✓	✓	✓	✓	✓
Phase	Approved	Approved	Phase 3 Trials Complete	Approved	Discontinued as monotherapy for acute pain	Phase 1 Complete	Phase 1 Complete	Phase 1 Complete

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28

 Cancer-induced Bone Pain Market Opportunity  Current pharmacological therapies to treat CIBP are inadequate, with 70% treated with opioids reporting continued bone pain1  Tanezumab, an NGF antibody, showed reduction in pain in phase III trials of cancer patients with bone pain2  Opioids – Marginally effective at relieving CIBP and come with significant side-effects (nausea, vomiting, constipation) especially for advanced or palliative stage cancer patients where quality of life is paramount  1. https://pubmed.ncbi.nlm.nih.gov/30627511  2. https://pubmed.ncbi.nlm.nih.gov/37343145  3. https://pubmed.ncbi.nlm.nih.gov/22570568  4. https://pubmed.ncbi.nlm.nih.gov/26229504  4. https://pubmed.ncbi.nlm.nih.gov/23344095  6. https://pubmed.ncbi.nlm.nih.gov/25919474  7. https://pubmed.ncbi.nlm.nih.gov/37343145  8. Estimates based on treatment pricing of $10 / day

 2  1  3  Clinical Strategy   Clinical Development Plan  Positioning and Differentiation  Rational, mechanism-based selection of indications and target populations  Planned Phase 2 study in cancer-induced bone pain applications  Objectives: 1) magnitude and time course of CG001419 analgesia relative to placebo   2) safety of CG001419 compared to placebo    3) PK characteristics of CG001419   Phase 1a trial in Australia to assess PK and safety completed Q4 2025  Phase 2 POC trial in patients with cancer-induced bone pain or other metastatic cancer pain syndromes  First-in-class TRK degrader as an analgesic for acute and chronic pain  Potential for differentiation in efficacy and safety from NSAIDs, opioids, and NAV1.8 inhibitors via novel mechanism of action  Summary of CG001419 for Pain

Targeting GSPT1 for AML and MYC+ Cancers

- GSPT1 controls protein translation termination and plays important function for leukemia stem cells and tumor cells with MYC overproduction.
- GSPT1 lacks an active site and is often considered "undruggable".
- Cullgen has developed a potent and selective GSPT1 degrader, CG009301.
- Preclinical studies have validated the selectivity, potency and safety of CG009301.



GTP
GSPT1
eRF1
60S
40S
CAG
UAA
GTP Hydrolysis
GDP
Peptide Release



Blood Cancer Treatment Market
Size, by Treatment Type, 2023-2033 (USD Billion)
Chemotherapy
Radiation Therapy
Targeted Therapy
Others
Worldwide
5.9
6.5
7.2
7.9
8.7
9.6
10.6
11.7
12.9
14.3
15.7
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
The Market will Grow At the CAGR of: 10.3%
The Forecasted Market Size for 2033 in US$: 15.7 B
market.us

US Patient Population

AML[1]	MDS[1]	ALL[1]	MYC-amplified solid tumors[2,3]
~20,800 new cases	~10,000 new cases	~6,500 new cases	28%
11,220 mortality	30-40% MDS progress to AML[4]	1,330 mortality	

[1] 2024 by American Cancer Society estimates
[2] The Cancer Genome Atlas (TCGA) estimates
[3] Schaub et al (2018) *Cell Syst* PMID: 29596783
[4] Volpe et al. (2022) *Clin Lymphoa Myelom Leuk*, PMID: 34544674

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Clinical Development of CG009301 in Patients with Recurrent or Refractory Hematologic Malignancies



Dose Escalation Stage
Dose Expansion Stage*
Phase 2*
BOIN Design
Dose level 10, n=3~6
Dose level 9, n=3~6
Dose level 8, n=3~6
Dose level 7, n=6~12
Dose level 6, n=6~12
Dose level 5, n=3~6
Dose level 4, n=3~6
Dose level 3, n=3~6
Dose level 2, n=1
Dose level 1, n =1
Accelerated Titration
RDE
Dose #1, n=9~18
Dose #2, n=9~18
RP2D
(1) R/R AML or
(2) HR-MDS or
(3) R/R ALL

- Dose escalation stage currently underway
- Data from first 8 patients demonstrated no observed DLTs
- Anticipate enrollment of approximately 30 – 45 patients

Gyre THERAPEUTICS

* Subject to regulatory alignment

32

2  1  3  Clinical Strategy  Clinical Development Plan  Positioning and Differentiation  Cullgen initiated a Phase 1 clinical trial in subjects with refractory hematologic malignancies in April 2025 in China. The expansion cohorts will focus on R/R AML, HR-MDS and ALL patients with hopes of identifying the optimal cohort for subsequent Phase 2 testing.  The Phase 1a/1b data is expected to be submitted as the basis for an IND application to conduct the Phase 2 studies in the chosen disease population  Relapsed / refractory AML, HR-MDS, and ALL patients  Potential to also treat relapsed / refractory MYC-driven solid tumors  Pre-clinical leukemia models indicate strong anti-tumor activity  Summary of CG009301 for Cancer

 34  Degrader-Antibody Conjugates (DACs)

 Degrader-Antibody Conjugates (DACs) Are the Next-Generation of ADCs  DAC  (Degrader antibody conjugate)  TPD  (Targeted protein degradation)  E3 ligase  E3 ligase  ADC  (Antibody drug conjugate)  Modality  ADCs  TPD  DAC  Mechanism of Delivery  Intravenous   Oral or IV  Intravenous  Payload  Indiscriminate  Tumor target selective  Target selective  Efficacy  Requires potent payload  Catalytic & potent  Catalytic & potent  Tumor Selective Delivery  Tumor cell selective  Depends on E3  Tumor cell selective  Ability to Reduce Off Target Toxicity   No  Depends on E3  Yes  Need for oral bio-availability or cell permeability optimization  No  Yes  No

 DAC Mechanism of Action Overview     The catalytic mechanism of action of TPDs ensures small quantity of degrader delivered by the antibody to achieve sufficient efficacy.  HIGH POTENCY  Extended half-life, reduced systemic clearance, improved solubility, and bypassing the need for oral bio-availability or cell permeability optimization.  IMPROVED pk  Reduced toxicity through dual target selectivity at the cell surface (antibody-tumor associated antigen) and intracellularly (degrader-target protein).  IMPROVED SAFETY

 Epigenetic Factor DAC Demonstrates Potent and TAA-dependent Target Degradation and Cell Killing     Cell Line  TAA Positive Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker-degrader  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  Cell Line  TAA Negative Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker- degrader  mAb  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  p300  CBP  Actin  p300  CBP  GAPDH  A. Cullgen epigenetic factor DAC induces potent protein target degradation in a TAA-dependent manner in vitro  B. Cullgen epigenetic factor DAC kills cancer cells in a TAA-dependent manner   Linker-degrader (IC50: 24.25 nM)  Naked antibody (IC50: > 1uM)  Degrader (IC50: 0.08nM)  DAC (IC50: 0.08 nM)   TAA Positive Cells  Linker-degrader (IC50: 103 nM)  Naked antibody (IC50: > 1uM)  Degrader (IC50: 0.61 nM)  DAC (IC50: 138 nM)   TAA Negative Cells  Protein 1  Protein 2  Protein 1  Protein 2

 Degrader-Antibody Conjugates: Durable Tumor Regression, Superior to Dxd-ADC, and Overcoming Resistance in CDX and PDX Animal Models  A. DACs exhibit durable tumor growth inhibition in various solid tumor models  B. DACs are more effective than Dxd-based ADCs  C. DACs are effective in a CRPC PDX model resistant to enzalutamide

 Degrader 2  Gyre Has Established a Robust DAC Platform        DACs represent the next generation of ADC therapies  Cullgen has developed >7,000 active degraders targeting >20 distinct proteins, serving as a valuable resource for payload selection   We have successfully generated multiple DACs and demonstrated their selectivity, efficacy and safety  Conjugating a diverse array of degraders to different antibodies offers the opportunity to selectively target different cancer types  Degraders May be Combined with Different mAbs to  Create Novel DACs Targeting Specific Cancers  Degraders  TAAs (Tumor-assisted Antigens)  Clinical Indications  Developing therapies for:  Degrader 1  mAb 1  mAb 2  mAb 3  mAb 4  mAb 6  mAb 5  Degrader 1 interactions  Degrader 2 interactions  + other cancers  Breast Cancer  UC  Prostate   cancer  NSCLC  SCLC  Gastric Cancer  HNSCC  NPC  AML

 Ying Luo, Ph.D.   Chief Executive Officer  Thomas Eastling  Chief Financial Officer  Weiguo Ye  Chief Operating Officer  Yue Xiong, Ph.D.   Chief Scientific Officer  Mark Marino, M.D.  Senior Vice President –Clinical Development  Michael Plewe, Ph.D.   Senior Vice President - Medicinal Chemistry  Leslie Robinson, Ph.D., J.D.  Vice President - Intellectual Property and Licensing  Liang Zhao  VP Corporate Controller  U.S. Management Team with Cross-Culture Operational Experience     Jialiang Wang, Ph.D.   Executive Vice President, General Manager  Joshua Bergmann, J.D.  General Counsel and Corporate Secretary  Ruoyu Chen  Chief Information Officer  Seth Goldblum, MBA  Senior Vice President - Corporate Development  Jing Liu, Ph.D.  Senior Vice President – Platform Chemistry

 Key Value Drivers     Robust and balanced therapeutic pipeline including assets from discovery to marketed products, with established manufacturing and commercialization operations  1  Utilization of highly efficient and cost-effective drug discovery and innovation capabilities in China to advance risk-mitigated products to the United States   2  Strong foundation in protein degrader development provides distinct advantage for the development of DACs as next generation ADC therapeutics   3  Accomplished management team in the United States and China with extensive international business operations experience  4

 Thank You!